Transamerica Investors, Inc.

on behalf of Transamerica Premier Funds

Class A Shares and Investor Class Shares

Transamerica Premier Core Equity Fund

Supplement dated March 24, 2005 to the Prospectuses

dated May 1, 2004, as previously supplemented

The Board of Directors recently approved amendments to the investment adviser agreement applicable to the Transamerica Premier Core Equity Fund (the “Fund”) which lower the current expense limitation from 1.20% to 1.15% and which automatically reduce the management fees payable to the Investment Adviser when the Fund’s total operating expenses exceed the new expense limitation.

The following information supersedes and replaces the information in the prospectuses under the heading “Annual Fund Operating Expenses” and in prospectus supplements relating to the Fund dated January 27, 2005.

Fees and Expenses

The table below provides a breakdown of the expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES

Transamerica Premier Funds/Class A and Investor Class Shares	Maximum Sales Charge (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (as a percentage of the lower of original purchase price or redemption proceeds)	Sales Charge On Reinvested Dividends	Exchange Fee
Core Equity Fund	None	None	None	None

Note: A $25 fee is assessed every year on accounts open for over two years that are below a minimum balance of $5,000.

All other references to sales charges are eliminated from the prospectuses.

Annual Fund Operating Expenses

(Expenses that are Deducted from Fund Assets*)

Transamerica Premier Funds/ Class A and Investor Class Shares	Advisory Fee[1]	12b-1 Fee	Other Expenses[2]	Total Fund Operating Expenses [3]	Fee Waiver and Expense Reimbursement[4]	Net Expenses[4]
Core Equity Fund	0.50%	0.25%	1.28%	2.03%	0.88%	1.15%

*	Fees and expenses have been restated to reflect reductions of 12b-1 fees and new Advisory Fees for certain Funds that became effective on January 1, 2005 and are based on audited financial information for the Funds’ fiscal year-ended December 31, 2004.

1.	Effective February 10, 2005, the Fund has implemented a new expense cap under which the Fund’s Total Fund Operating Expenses will not exceed 1.15% of average daily net assets on an annual basis. To the extent that the Total Fund Operating Expenses would exceed the expense cap for the Fund in any month if the maximum Advisory Fee of 0.75% was paid, the Advisory Fee automatically reduces to ensure compliance with the expense cap, subject to a minimum Advisory Fee of 0.50% of average daily net assets of the Fund. If the automatic reduction of the Advisory Fee is not sufficient to maintain an expense cap, the Adviser and/or its affiliates will remit to the Fund an amount that is sufficient to pay the excess amount and maintain the expense cap. For additional details, see “Investment Adviser—Advisory Fees.”
2.	“Other Expenses” include all expenses not otherwise disclosed in the table that are deducted from a Fund’s assets and charged to all shareholder accounts for the fiscal year ended December 31, 2004.
3.	“Total Fund Operating Expenses” include all fees incurred by a Fund.
4.	The Adviser has agreed to continue to waive part of its Advisory Fee and has agreed to reimburse any other operating expenses to ensure that annualized expenses for the Funds (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the expense cap. These measures will increase the Fund’s returns. The Adviser may, from time to time, assume additional expenses. The fee waivers and expense assumptions may be terminated at any time without notice. For additional information regarding the expense cap in place for the Fund, please see “Investment Adviser—Advisory Fees.”

Example

The table below is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown above. The example is based on expenses after waivers and reimbursements. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Transamerica Premier Funds	1 Year	3 Years	5 Years	10 Years
Core Equity Fund	$117	$365	$633	$1,398

You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.

The following should be read in conjunction with the information presented under the heading “Investment Adviser – Advisory Fee” found in the prospectuses.

Effective January 1, 2005, the Investment Adviser is entitled to be paid by the Transamerica Premier Core Equity Fund an annual management fee, which is accrued daily and paid monthly, that may vary between 0.50% of such Fund’s average daily net assets (the “Minimum Fee” in the table below) and the current management fee payable by the Fund (the “Maximum Fee” in the table below), subject to a contractual limitation (“Expense Cap” in the table below) applicable to the Fund’s annual total operating expenses. If payment of the Maximum Fee would result in a Fund’s annualized operating expenses in any month to exceed the applicable Expense Cap, the advisory fee payable to the Investment Adviser will reduce from the Maximum Fee (but not below the Minimum Fee) in an amount sufficient to limit annualized Fund operating expenses to the Expense Cap. If payment of the Minimum Fee would result in Fund operating expenses exceeding the Expense Cap, the Investment Adviser and/or its affiliates will remit to the Fund an amount sufficient to limit annualized Fund operating expenses to the Expense Cap. If in any month a Fund’s annualized operating expenses (assuming payment of the Maximum Fee) are lower than the Expense Cap, the Investment Adviser may recoup any previous reduction of management fees from the Maximum Fee during the then-current fiscal year and any amounts previously remitted to the Fund to maintain the Expense Cap during the then-current fiscal year, subject to maintenance of the Expense Cap and payment of an annual management fee that does not exceed the Maximum Fee. Following the end of each fiscal year, the Investment Adviser will not be able to recoup management fee reductions or payments to a Fund during the prior fiscal year; and any necessary adjustments will be made in order to maintain the Expense Cap for that fiscal year.

The following table summarizes the Expense Cap and range of management fees by the Fund:

FUND	INVESTMENT ADVISER COMPENSATION (as a percentage of a Fund’s average daily net assets)		EXPENSE CAP (as a percentage of total fund operating expenses)
	Minimum Fee	Maximum Fee
Premier Core Equity Fund	0.50%	0.75% for the first $1 billion of assets in the Fund; 0.72% of the next $1 billion; and 0.70% of assets in excess of $2 billion.	1.15%*

*	To the extent that payment of the Minimum Fee, when added to a Fund’s other annualized operating expenses, would exceed the Expense Cap in any month, the Investment Adviser and/or its affiliates shall remit to the Fund an amount that is sufficient to pay the excess amount and maintain the Expense Cap.

Investors should retain this Supplement for future reference.